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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 11, 2013, in Amendment No. 1 to Registration Statement on Form S-1 and related Prospectus of Receptos, Inc. dated April 15, 2013.

                              /s/ Ernst & Young LLP

San Diego, California
April 15, 2013

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM